Exhibit 10.1

Execution Version

CALCIMEDICA, INC.

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (the “Agreement”) is made as of June 23, 2026 (the “Effective Date”), by and between CALCIMEDICA, INC., a Delaware corporation (the “Company”), and each of the purchasers whose names are set forth on Schedule A hereto (each, a “Purchaser” and, collectively, the “Purchasers”).

WHEREAS, the Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the U.S. Securities Act of 1933, as amended (the “Securities Act”);

WHEREAS, the Purchasers desire to purchase, severally and not jointly, and the Company has agreed to sell and issue to the Purchasers, upon the terms and subject to the conditions set forth in this Agreement, an aggregate of $15 million of units (the “Units”) set forth opposite the name of such Purchaser on Schedule A hereto, each Unit comprised of (i) (A) one share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), or (B) one pre-funded warrant, in the form attached hereto as Exhibit A, to purchase shares of Common Stock (each, a “Pre-Funded Warrant”), and in each case, (ii) a right to receive one warrant, in the form attached hereto as Exhibit B, to purchase shares of Common Stock or a pre-funded warrant to purchase Common Stock (each, a “Series A Warrant”) upon receipt of Stockholder Approval (as defined below) and (iii) a right to receive one warrant, in the form attached hereto as Exhibit C, to purchase shares of Common Stock or a pre-funded warrant to purchase Common Stock (each, a “Series B Warrant”) upon receipt of Stockholder Approval (as defined below).

WHEREAS, in connection with the issuance and sale of the Securities to the Purchasers on the terms and subject to the conditions set forth in this Agreement, the Company has entered into a placement agent engagement letter (the “Placement Agent Agreement”) with the investment banking firms named therein (collectively, the “Placement Agents”).

AGREEMENT

In consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchasers hereby agree, severally and not jointly, as follows:

SECTION 1. AUTHORIZATION OF SALE OF SECURITIES.

The Company has authorized the sale and issuance of the Securities to the Purchasers on the terms and subject to the conditions set forth in this Agreement.

SECTION 2. AGREEMENT TO SELL AND PURCHASE THE SECURITIES.

2.1 Purchase. At the Closing (as defined below), the Company will issue, sell and deliver to each Purchaser, and such Purchaser will purchase, severally and not jointly, from the Company, that number of Units set forth opposite such Purchaser’s name on Schedule A hereto, inclusive of the number of shares of Common Stock and/or Pre-Funded Warrants and a right to receive the number of Series A Warrants and Series B Warrants indicated thereon upon receipt of Stockholder Approval. The purchase price per Unit shall be $0.8033 (the “Purchase Price”); provided, however, that to the extent Pre-Funded Warrants are purchased, the price of such Unit shall be equal to the Purchase Price minus $0.0001; provided, further, that for any Purchaser that is an officer, director, employee or consultant of the Company, the Purchase Price shall be adjusted, if necessary, to be the greater of $0.8033 or the “consolidated closing bid price” as of the Effective Date in compliance with Nasdaq Listing Rule 5635(c). The Pre-Funded Warrants shall have an exercise price equal to $0.0001 per Warrant Share. The Series A Warrants shall have an exercise price equal to $0.8033 per Warrant Share. The Series B Warrants shall have an exercise price equal to $1.00 per Warrant Share. For the avoidance of doubt, the election to receive Pre-Funded Warrants is solely at the option of the Purchaser.

2.2 Definitions. For purposes of this Agreement, the following terms shall have the following meanings:

(a) “Affiliate” means, with respect to any Person, any Person that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 405 under the Securities Act.

(b) “Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

(c) “Common Stock Equivalents” shall mean any securities of the Company that would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, restricted stock units, pre-funded warrants, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

(d) “Common Warrants” means, collectively the Series A Warrants and Series B Warrants issuable to the Purchasers upon Stockholder Approval.

(e) “Common Warrant Shares” means, the shares of Common Stock issuable upon exercise of the Series A Warrants and Series B Warrants, including any shares of Common Stock issuable pursuant to the pre-funded warrants issuable pursuant to the Series A Warrants or Series B Warrants.

(f) “Exempt Filing” means the filing by the Company with the United States Securities and Exchange Commission (the “Commission”) on or after the Effective Date of (i) any registration statement on Form S-8 in connection with the offer and sale of securities to be issued pursuant to any equity incentive plan, (ii) a universal “shelf” registration statement on Form S-3 so long as no securities are sold thereunder, (iii) any Registration Statement (as defined below) filed in connection with this Agreement (which, for the avoidance of doubt, includes the Secondary Registration Statement and the Remainder Registration Statement (each, as defined below)) and/or (iv) a registration statement on Form S-4 in connection with any business combination transaction involving the Company or a subsidiary thereof.

(g) “Exempt Issuance” means (i) the issuance of shares of Common Stock, restricted stock units, options or other stock awards to employees, officers or directors of the Company pursuant to any stock or option plan duly adopted for such purpose as of the Effective Date, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose for services rendered to the Company; (ii) the issuance and sale of the Securities to be issued hereunder and securities upon the exercise or exchange of or conversion of any Securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided, however, that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with stock splits or combinations) or to extend the term of such securities; (iii) the issuance of securities issued pursuant to any licensing, collaboration, acquisition or strategic transactions approved by a majority of the disinterested directors of the Company, provided, however, that any such issuance shall only be to a person (or to the equityholders of a person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities (provided, however, that the aggregate number of shares of Common Stock issued pursuant to clause (iii) during the restricted period shall not exceed 10% of the total number of shares of Common Stock issued and outstanding immediately following the Closing); (iv) facilitating the establishment of a trading plan on behalf of a stockholder, officer, employee or director of the Company pursuant to Rule 10b5-1 under the Exchange Act for the transfer of shares of Common Stock; (v) the filing by the Company of any registration statement on Form S-8 or a successor form thereto relating to any Company stock or option plan described in the SEC Documents; (vi) the filing of any amendments or supplements to any existing resale registration statements contained in the SEC Documents; and (vii) issuances of Common Stock or warrants or rights to obtain Common Stock or warrants, in each case, pursuant to the Loan Agreement.

(h) “GAAP” means United States generally accepted accounting principles.

(i) “Governmental Entity” means any national, federal, state, county, municipal, local or foreign government, or other political subdivision thereof or any other governmental, administrative, judicial, arbitral, legislative, executive, regulatory or self-regulatory authority (including the Trading Market), instrumentality, agency, commission or body and any entity exercising executive, legislative, judicial, regulatory, taxing or administrative functions of or pertaining to government.

(j) “Knowledge of the Company” means, with respect to the Company, such statement is based upon the actual knowledge, or knowledge that would have been acquired after reasonable inquiry, of the executive officers of the Company having responsibility for the matter or matters that are the subject of the statement.

(k) “Law” means any federal, state, local or foreign law (including common law), statute, code, ordinance, rule, regulation, order, judgment, writ, stipulation, award, injunction, decree, arbitration award or finding or any other legally enforceable requirement.

(l) “Loan Agreement” means that certain Loan and Security Agreement dated February 28, 2025, by and among the Company, Avenue Capital Management II, L.P. (“Avenue Capital”), and Avenue Venture Opportunities Fund II, L.P. (“Avenue Venture”, and together with Avenue Capital, “Avenue”) as supplemented by that certain Supplement to the Loan and Security Agreement dated February 28, 2025, by and among the Company and Avenue, and which may be supplemented or amended from time to time.

(m) “Material Adverse Effect” shall mean any change, event, development, condition, occurrence or effect that, individually or in the aggregate with all other changes, events, developments, conditions, occurrences or effects (i) is, or would reasonably be expected to be, materially adverse to the business, financial condition, assets, liabilities or results of operations of the Company and its subsidiaries considered as one enterprise, or (ii) materially impairs the ability of the Company to comply, or prevents the Company from complying, with its material obligations with respect to the Closing or would reasonably be expected to do so, or (iii) is, or would reasonably be expected to be, materially adverse to the validity of the Securities purchased hereunder or the legal authority of the Company to comply in all material respects with the terms of this Agreement; provided, however, that none of the following will be deemed in themselves, either alone or in combination, to constitute, and that none of the following will be taken into account in determining whether there has been or will be, a Material Adverse Effect under subclause (i) of this definition:

A.

any change generally affecting the economy, financial markets or political, economic or regulatory conditions in the United States or any other geographic region in which the Company conducts business, if the Company is not disproportionately affected thereby;

B.

general financial, debt, banking, capital, credit or securities market conditions, including interest rates or exchange rates, or any changes therein, if the Company is not disproportionately affected thereby;

C.	any change that generally affects industries in which the Company conducts business, if the Company is not disproportionately affected thereby;

D.	changes in Laws after the date hereof, if the Company is not disproportionately affected thereby;

E.

any epidemic, pandemic or disease outbreak or any worsening of such epidemic, pandemic or disease outbreak or any declaration of martial law, quarantine or similar directive, policy or guidance or Law or other action by any Governmental Entity in response thereto;

F.	changes in GAAP after the date of this Agreement, if the Company is not disproportionately affected thereby; or

G.

any change arising in connection with earthquakes, hostilities, acts of war, acts of God, natural disasters, sabotage or terrorism, military actions or any escalation or material worsening of any such hostilities, acts of war, acts of God, natural disasters, sabotage or terrorism or military actions;

provided, however, that the underlying cause of any change described in the foregoing clauses (A) through (G) may be deemed to constitute, or be taken into account in determining whether there has been or will be, a Material Adverse Effect under subclause (i) of this definition, except to the extent any such change would otherwise be excepted from this definition in accordance with the foregoing.

(n) “Pre-Funded Warrant Shares” means the shares of Common Stock issuable upon the exercise of the Pre-Funded Warrants.

(o) “Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

(p) “Securities” means, collectively, the Units, the Shares, the Warrant Shares and the Warrants.

(q) “Shares” means the shares of Common Stock included in the Units purchased by the Purchasers pursuant to the terms and conditions hereof.

(r) “Short Sales” means any short sales including, without limitation, (i) all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and (ii) sales and other transactions through non-U.S. broker-dealers or non-U.S. regulated brokers (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

(s) “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, for the Trading Market with respect to the Common Stock.

(t) “Stockholder Approval” means such approval as may be required by the applicable rules and regulations of The Nasdaq Capital Market (or any successor entity) from the stockholders of the Company with respect to the issuance of all of the Common Warrants and the Common Warrant Shares issuable upon the exercise thereof.

(u) “Stockholder Approval Date” means the date on which Stockholder Approval is received and deemed effective under Delaware law.

(v) “subsidiary” means any individual or entity the Company wholly-owns or controls, or in which the Company, directly or indirectly, owns a majority of the voting stock or similar voting interest, in each case that would be disclosable pursuant to Item 601(b)(21) of Regulation S-K promulgated under the Securities Act.

(w) “Trading Day” means a day on which the Trading Market is open for trading.

(x) “Trading Market” means The Nasdaq Capital Market.

(y) “Warrants” means the Pre-Funded Warrants, Series A Warrants and Series B Warrants.

(z) “Warrant Shares” means the Common Warrant Shares and the Pre-Funded Warrant Shares.

(aa) “Variable Rate Transaction” means a transaction in which the Company issues or sells: (i) any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (A) at a conversion, exercise, or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for Common Stock at any time after the initial issuance of such debt or equity securities, or (B) with a conversion, exercise, or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into any agreement, including, but not limited to, an equity line of credit, whereby the Company may sell securities at a future determined price.

SECTION 3. CLOSING, CLOSING CONDITIONS AND CLOSING DELIVERIES.

3.1 Closing. The closing of the purchase and sale of the Units pursuant to this Agreement (the “Closing”) shall occur on June 25, 2026, subject to the satisfaction or waiver of all of the conditions set forth in Section 3.2 and the delivery of all of the closing deliveries set forth in Section 3.3 (such date, the “Closing Date”), remotely via the exchange of executed documents and funds at 11:00am (New York City Time), or at such other time and place as may be agreed to by the Company and the Purchasers.

3.2 Closing Conditions.

(a) Mutual Closing Condition. There shall have been no Law enacted, entered, promulgated, enforced or deemed applicable by any Governmental Entity of competent jurisdiction that is in effect and makes illegal or otherwise prohibits or materially delays the consummation of the Closing.

(b) Conditions to Purchaser’s Obligations. Each Purchaser’s obligation to purchase the Units at the Closing is subject to the fulfillment, on or before the Closing, of each of the following conditions, unless waived:

(i) The Company’s representations and warranties in Section 4 shall be true and correct in all material respects at the Closing Date (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects), with the same force and effect as if they had been made on and as of the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects).

(ii) The Company shall have performed and complied with in all material respects all agreements and conditions herein required to be performed or complied with by the Company on or before the Closing, or any breach or failure to do so has been cured.

(iii) There shall have been no Material Adverse Effect with respect to the Company since the date hereof.

(iv) From the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission or the Trading Market, nor shall suspension have been threatened either (A) in writing by the Commission or the Trading Market or (B) by falling below the minimum maintenance requirements of the Trading Market, in each case, except as disclosed in the SEC Documents (as defined below) and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on the Trading Market, nor shall a banking moratorium have been declared by the United States or New York authorities.

(v) The Company shall have filed with the Trading Market a Listing of Additional Shares notification form for the listing of the Shares and the applicable Warrant Shares. No objection shall have been raised by the Trading Market with respect to the consummation of the transactions contemplated by this Agreement.

(vi) The Company shall have delivered the closing deliverables set forth in Section 3.3 to the Purchasers and Placement Agents.

(vii) The Company shall have obtained any and all consents, permits, approvals, registrations and waivers necessary for the consummation of the purchase and sale of the Securities and the consummation of the other transactions contemplated by this Agreement, all of which shall be in full force and effect.

(c) Conditions to the Company’s Obligations. The Company’s obligation to issue and sell the Units at the Closing to a Purchaser is subject to the fulfillment, on or before the Closing, of each of the following conditions, unless waived:

(i) Such Purchaser’s representations and warranties in Section 5 shall be true and correct in all material respects (or, to the extent such representations and warranties are qualified by materiality, in all respects) at the date of the Closing, with the same force and effect as if they had been made on and as of said date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects (or, to the extent such representations and warranties are qualified by materiality, in all respects) as of such earlier date.

(ii) Such Purchaser shall have performed and complied with in all material respects all agreements and conditions herein required to be performed or complied with by it on or before the Closing, or any breach or failure to do so has been cured.

(iii) Such Purchaser shall have delivered the closing deliverables set forth in Section 3.3 to the Company.

3.3 Closing Deliverables.

(a) Payment of the Purchase Price at Closing. At the Closing, each Purchaser shall deliver, or cause to be delivered, to the Company, an amount equal to such Purchaser’s aggregate Purchase Price as set forth on Schedule A hereto by wire transfer of immediately available funds to the Company’s account pursuant to wire instructions set forth in Schedule B. Each Purchaser’s obligations to pay the Purchase Price shall be several and not joint. If a Purchaser informs the Company (i) that it is an investment company registered under the Investment Company Act of 1940, as amended, (ii) that it is advised by an investment adviser subject to regulation under the Investment Advisers Act of 1940, as amended, or (iii) that its internal compliance policies and procedures so require it, then (1) prior to the delivery by such Purchaser of its Purchase Price, the Company shall deliver evidence of the issuance of the Shares from the Company’s transfer agent as described below in Section 3.3(b), and (2) following receipt of such evidence, such Purchaser shall deliver at the Closing its Purchase Price.

(b) Issuance of the Shares at the Closing. At the Closing, the Company shall issue, or cause the Company’s transfer agent to issue, to each Purchaser in global form through a book-entry account maintained by the Company’s transfer agent the number of Shares included in the Units purchased by such Purchaser, as set forth in Schedule A hereto, at the Closing against payment by such Purchaser of the Purchase Price (including providing a copy of the irrevocable instructions delivered by the Company to the Company’s transfer agent instructing the transfer agent to issue such Shares to the Purchaser (or its nominee in accordance with such Purchaser’s delivery instructions) by crediting such Shares to the Purchaser’s account (or the account of its nominee in accordance with such Purchaser’s delivery instructions) on the transfer agent’s book-entry system on the Closing Date and confirmation from the transfer agent that such Shares were so issued on the date thereof, or if requested by such Purchaser, a copy of the book-entry statement reflecting the issuance of such Shares). Such Shares shall be appropriately legended as set forth in Section 5.11 herein.

(c) Issuance of the Pre-Funded Warrants at the Closing. At the Closing, if applicable, the Company will deliver or cause to be delivered to each Purchaser (or such Purchaser’s designated custodian per its delivery instructions) copies of the Pre-Funded Warrants purchased by the Purchaser, registered in such Purchaser’s name. Such delivery shall be against payment of the Purchase Price therefor.

(d) Secretary’s Certificate. At the Closing, each of the Purchasers and Placement Agents shall have received a certificate signed by the Secretary of the Company, in form and substance reasonably satisfactory to the Purchasers and Placement Agents, (i) certifying the resolutions of the Board of Directors of the Company or a duly authorized committee thereof approving this Agreement and all of the transactions contemplated hereunder, (ii) certifying the current versions of the Company’s Certificate of Incorporation and Bylaws (each as defined herein) and (iii) attaching a certificate evidencing the good standing of the Company in Delaware issued by the Secretary of State of Delaware, as of a date within five Business Days of the Closing Date.

(e) Compliance Certificate. At the Closing, each of the Purchasers and Placement Agents shall have received a certificate, in form and substance reasonably satisfactory to the Purchasers and the Placement Agents, signed by the Chief Executive Officer of the Company certifying to the fulfillment of the conditions set forth in Section 3.2(a) and (b).

(f) Opinion. At the Closing, each of the Purchasers and the Placement Agents shall have received an opinion covering the securities issued at the Closing Date (the “Opinion”) of Cooley LLP, counsel for the Company, dated as of the Closing Date, in a form reasonably satisfactory to the Purchasers and the Placement Agents.

(g) Lock-up Agreements. At the Closing, each of the Purchasers and Placement Agents shall have received executed lock-up agreements, dated as of the date hereof, by and among the Company and the directors and executive officers of the Company, all of whom are listed on Schedule C hereto, in the form attached hereto as Exhibit D (the “D&O Lock-up”), which lock-up agreement may only be waived by the Company upon receipt of written consent of the lead Placement Agent.

(h) Other Documents. At the Closing, each Purchaser shall have delivered to the Company any other documents reasonably requested in order to effect the transactions contemplated by this Agreement.

3.4 Post-Closing Deliverables.

(a) Issuance of the Common Warrants. On the Stockholder Approval Date, the Company will deliver or cause to be delivered to each Purchaser (or such Purchaser’s designated custodian per its delivery instructions) copies of the Series A Warrants and Series B Warrants purchased by the Purchaser, registered in such Purchaser’s name.

(b) Warrant Opinion. On the Stockholder Approval Date, each of the Purchasers and the Placement Agents shall have received an opinion covering the issuance of the Series A Warrants and Series B Warrants (the “Warrant Opinion”) of Cooley LLP, counsel for the Company, dated as of the Stockholder Approval Date, in a form reasonably satisfactory to the Purchasers and the Placement Agents.

SECTION 4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.

Except as disclosed in the SEC Documents (as defined below) prior to the Effective Date and only as and to the extent disclosed therein, the Company hereby represents, warrants and covenants to each of the Purchasers and Placement Agents as follows:

4.1 Organization and Standing; Subsidiaries. The Company has been duly incorporated or organized and is validly existing and in good standing under the laws of Delaware or other jurisdiction of incorporation or organization, has full corporate or other power and authority necessary to own or lease its properties and conduct its business as presently conducted, and is duly qualified as a foreign corporation and in good standing in all jurisdictions in which the character of the property owned or leased or the nature of the business transacted by it makes qualification necessary, except where the failure to be so qualified would not have a Material Adverse Effect. The Company owns, directly or through subsidiaries, all of the issued outstanding equity securities of each of its subsidiaries. Each of the Company’s subsidiaries has been duly incorporated or organized and is validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, has full corporate or other power and authority necessary to own or lease its properties and conduct its business as presently conducted, and is duly qualified as a foreign corporation and in good standing in all jurisdictions in which the character of the property owned or leased or the nature of the business transacted by it makes qualification necessary, except where the failure to be so qualified would not have a Material Adverse Effect.

4.2 Corporate Power; Authorization. The Company has the requisite corporate power and authority, and the Company and its Board of Directors have taken all requisite corporate action, to authorize, execute and deliver this Agreement and the Warrants, to consummate the transactions contemplated herein and therein, including to sell, issue and deliver the Securities to the Purchasers, and to carry out and perform all of the Company’s obligations hereunder and thereunder and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith other than in connection with the Stockholder Approval and the payments of the exercise price with respect to the Warrants. This Agreement has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery by the Purchasers, constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors’ rights generally and (ii) as limited by equitable principles generally, including any specific performance.

4.3 Issuance and Delivery of the Securities. The Shares have been duly authorized and, when issued and paid for in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable. The Warrants have been duly authorized by the Company and when executed and delivered by the Company in accordance with this Agreement and the applicable Warrant, as the case may be, will be valid and binding agreements of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles. The issuance and delivery of the Shares or Pre-Funded Warrants is not subject to preemptive, co-sale, right of first refusal or any other similar rights of the stockholders of the Company or any other Person or any liens, encumbrances or restrictions, other than encumbrances under applicable securities laws. The issuance and delivery of the Common Warrants is not subject to preemptive, co-sale, right of first refusal or any other similar rights of the stockholders of the Company, except the Stockholder Approval, or any other Person or any liens, encumbrances or restrictions, other than encumbrances under applicable securities laws. The Pre-Funded Warrant Shares have been duly authorized and reserved for issuance and, when issued and delivered upon valid exercise of the Pre-Funded Warrants in accordance therewith, will be validly issued, fully paid and nonassessable, and not subject to preemptive, co-sale, right of first refusal or any other similar rights of the stockholders of the Company or any other Person or any liens, encumbrances or restrictions, other than encumbrances under applicable securities laws or the Warrants. The Common Warrant Shares, following the Stockholder Approval, have been duly authorized and reserved for issuance and, when issued and delivered upon valid exercise of the Common Warrants in accordance therewith, will be validly issued, fully paid and nonassessable, and not subject to preemptive, co-sale, right of first refusal or any other similar rights of the stockholders of the Company or any other Person or any liens, encumbrances or restrictions, other than encumbrances under applicable securities laws or the Warrants. Assuming the accuracy of the representations made by the Purchasers in Section 5, the offer and issuance by the Company of the Securities is exempt from registration under the Securities Act.

4.4 SEC Documents; Financial Statements; Independent Accountants. The Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and has filed or furnished or will file or furnish in a timely manner all reports, schedules, forms, statements and other documents that the Company was or is required to file with the Commission under either the Securities Act or the Exchange Act, for the one year preceding the date hereof (the foregoing documents (together with any documents filed by the Company under the Securities Act or Exchange Act, whether or not required), and in each case including all exhibits and schedules thereto and documents incorporated by reference therein and including all registration statements and prospectuses filed with the Commission, but excluding any information for which the Company has received confidential treatment from the Commission, being collectively referred to herein as the “SEC Documents”). As of their respective filing or furnishing dates (or, if amended prior to the date of this Agreement, when amended), all SEC Documents (including any audited or unaudited financial statements and any notes thereto or schedules included therein) complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the Commission promulgated thereunder. None of the SEC Documents as of their respective filing or furnishing dates contained any untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. There are no material outstanding or unresolved comments in comment letters from the staff of the Division of Corporation Finance of the Commission with respect to any SEC Documents. The financial statements (including the notes thereto) of the Company (other than any pro forma financial statements included in any SEC Document) set forth in the SEC Documents (the “Financial Statements”) comply in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto. The Financial Statements have been prepared in accordance with GAAP consistently applied (except as may otherwise be specified in such Financial Statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP) during the periods involved and fairly present, in all material respects, the financial position of the Company at the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal recurring adjustments). Except as set forth in the Financial Statements filed prior to the date hereof, the Company has not incurred any liabilities, contingent or otherwise, except those incurred in the ordinary course of business, consistent (as to amount and nature) with past practices since the date of such Financial Statements, none of which, individually or in the aggregate, have had or would reasonably be expected to have a Material Adverse Effect. The accountants who certified the Financial Statements are independent public accountants as required by the Securities Act and the Exchange Act and the regulations thereunder and the Public Company Accounting Oversight Board.

4.5 Capitalization. The authorized capital stock of the Company consists of 500,000,000 shares of Common Stock and 10,000,000 shares of preferred stock. As set forth in the SEC Documents as of the date set forth therein, all of the Company’s outstanding shares of capital stock have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and were not issued in violation of or subject to any preemptive right or other rights to subscribe for or purchase securities. Except as disclosed in the SEC Documents and equity compensation awards issued by the Company in the ordinary course of business since March 31, 2026, there are no existing options, restricted stock units, pre-funded warrants, warrants, calls, subscriptions or other rights, agreements, arrangements or commitments of any character, relating to the issued or unissued capital stock of the Company, obligating the Company to issue, transfer, sell, redeem, purchase, repurchase or otherwise acquire or cause to be issued, transferred, sold, redeemed, purchased, repurchased or otherwise acquired any capital stock or voting debt of, or other equity interest in, the Company or securities or rights convertible into or exchangeable for such shares or equity interests or obligations of the Company to grant, extend or enter into any such option, warrant, call, subscription or other right, agreement, arrangement or commitment. Except as pursuant to the Loan Agreement, neither the execution of this Agreement nor the issuance of Common Stock or other securities pursuant to any provision of this Agreement or the Warrants will give rise to any preemptive rights or rights of first refusal on behalf of any Person or result in the triggering of any anti-dilution or other similar rights (including a rights distribution under any “poison pill” plan or similar arrangement). Other than the Common Stock, there are no other shares of any other class or series of capital stock of the Company issued or outstanding. The Company’s amended and restated certificate of incorporation, as amended and as in effect on the date hereof (the “Certificate of Incorporation”), and the Company’s amended and restated bylaws, as in effect on the date hereof (the “Bylaws”), are included in the SEC Documents, and the Company shall not amend or otherwise modify the Certificate of Incorporation or Bylaws prior to the earlier of the Closing or the termination of this Agreement in accordance with its terms. There are no voting agreements, buy-sell agreements, option or right of first purchase agreements or other agreements of any kind, except as pursuant to the Loan Agreement, among the Company and any of the security holders of the Company relating to the securities of the Company held by them.

4.6 Litigation. There are no legal, governmental or regulatory actions, suits, investigations, charges, claims, complaints, audits, inquiries or other proceedings pending or, to the Knowledge of the Company, threatened against the Company or any of its subsidiaries, before or by any court, regulatory body or administrative agency or any other governmental agency or body, domestic or foreign, which actions, suits or proceedings, individually or in the aggregate, would reasonably be expected to (a) challenge this Agreement or prohibit or delay the transactions contemplated herein or (b) have a Material Adverse Effect. Neither the Company nor any of its subsidiaries, is a party to or subject to the provisions of any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental agency or body that might have a Material Adverse Effect. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Securities Act or the Exchange Act.

4.7 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, or local governmental authority or the Trading Market on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement except for, if applicable, the filing of a Form D with the Commission under the Securities Act, the notice to the Trading Market for the issuance and sale of the Securities and the listing of the Shares and Warrant Shares for trading thereon in the time and manner required thereby, the Stockholder Approval, the filing of the Secondary Registration Statement with the Commission as contemplated herein and compliance with the securities and blue sky laws in the states and other jurisdictions in which shares of Common Stock are offered and/or sold, which compliance will be effected by the Company in accordance with such laws.

4.8 No Default or Consents. Neither the Company nor any of its subsidiaries, is in violation or default under its organizational documents. Neither the execution, delivery or performance of this Agreement or the Warrants by the Company nor the consummation of any of the transactions contemplated hereby or thereby (including the issuance, sale and delivery by the Company of the Securities) will: (i) give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or any subsidiary pursuant to the terms of, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which either or them or any of their respective properties or businesses are bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation (including federal and state securities laws and regulations), and the rules and regulations, assuming the correctness of the representations and warranties made by the Purchasers herein, of any self-regulatory organization to which the Company or any of its subsidiaries or their securities are subject applicable to the Company, or (ii) violate or conflict with any provision of the Certificate of Incorporation or the Bylaws, except in the case of clause (i) as would not cause, either individually or in the aggregate, a Material Adverse Effect, and except for such consents or waivers which have already been obtained and are in full force and effect.

4.9 No Material Adverse Change. Since March 31, 2026, except as specifically disclosed in the SEC Documents, there have been no events, occurrences or developments that have had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. Except for the transactions contemplated by this Agreement, no event, liability or development has occurred or exists with respect to the Company or any of its subsidiaries or their respective businesses, properties, operations or financial conditions that would be required to be disclosed by the Company under applicable securities laws at the Effective Date that has not been publicly disclosed at least one Trading Day prior to the Effective Date.

4.10 No General Solicitation. Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D promulgated under the Securities Act, including but not limited to in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act) of investors in connection with the offer or sale of the Securities pursuant to this Agreement.

4.11 No Integrated Offering. None of the Company or any of its Affiliates, or any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security (as defined in the Securities Act) or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the Securities Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions, including under the rules and regulations of the Trading Market, other than the Stockholder Approval. Assuming the accuracy of the representations and warranties of the Purchasers set forth in Section 5, neither the Company nor any of its Affiliates, its subsidiaries nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any Company security, under circumstances that would adversely affect reliance by the Company on Section 4(a)(2).

4.12 Sarbanes-Oxley Act. The Company is in material compliance with the requirements of the Sarbanes-Oxley Act of 2002 that are effective and applicable to the Company as of the date hereof, and the rules and regulations promulgated by the Commission thereunder that are effective and applicable to the Company as of the date hereof.

4.13 Intellectual Property. To the Knowledge of the Company, the Company and its subsidiaries own, possess, license or have rights to use, on terms that the Company believes to be reasonable, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses, trade secrets, know-how and other similar rights that are necessary or material for use in connection with the businesses of the Company and its subsidiaries as described in the SEC Documents (collectively, the “Intellectual Property Rights”). Neither the Company nor any of its subsidiaries has received a written notice that the Intellectual Property Rights used by the Company or any subsidiary violates or infringes upon the rights of any Person. To the Knowledge of the Company, (i) all such Intellectual Property Rights are enforceable, (ii) there is no existing infringement by another Person of any of the Intellectual Property Rights and (iii) there is no pending or threatened action, suit, proceeding or claim by others challenging the Company’s Intellectual Property Rights. The Company and its subsidiaries have taken reasonable security measures to protect the secrecy and confidentiality of the Intellectual Property Rights (excluding any patents or patent applications that have or will become public), except where the failure to do so would not, individually or in the aggregate, have a Material Adverse Effect. All material licenses or other material agreements under which the Company is granted rights to intellectual property, if any, are in full force and effect and, to the Knowledge of the Company, there is no material default by any other party thereto. The Company has no reason to believe that the licensors under such licenses and other agreements, if any, do not have and did not have all requisite power and authority to grant the rights to the intellectual property purported to be granted thereby.

4.14 Disclosure. The Company understands and confirms that the Purchasers will rely on the representations, warranties and covenants set forth in this Section 4 in effecting the transactions contemplated by this Agreement. All due diligence materials regarding the Company and its business and the transactions contemplated hereby (including the information referred to in Section 5.8 hereof), furnished by or on behalf of the Company to the Purchasers upon their request are, when taken together with the SEC Documents, true and correct in all material respects and do not contain any untrue statement of material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances in which they were made, not misleading. The Company understands and agrees that each Purchaser, in making its decision to enter into this Agreement and purchase its Securities, will rely on such due diligence materials and SEC Documents. The Company confirms that neither it nor any officers or directors has provided any Purchaser or its agents or counsel with any information that constitutes or might constitute material, nonpublic information, other than with respect to the existence of, and the material terms and conditions of, the transactions contemplated by this Agreement. The Company understands and confirms that each of the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company.

4.15 Contracts.

(a) Each indenture, contract, lease, mortgage, deed of trust, note agreement, loan or other agreement or instrument of a character that is required to be described or summarized in the SEC Documents or to be filed as an exhibit to the SEC Documents under the Exchange Act and the rules and regulations promulgated thereunder (collectively, the “Material Contracts”) is so described, summarized or filed.

(b) The Material Contracts to which the Company or any of its subsidiaries is a party have been duly and validly authorized, executed and delivered by the Company or such subsidiary and constitute the legal, valid and binding agreements of the Company or such subsidiary, enforceable by and against the Company and its subsidiaries in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to enforcement of creditors’ rights generally, and general equitable principles relating to the availability of remedies, except as rights to indemnity or contribution may be limited by federal or state securities laws. Neither the Company nor any of its subsidiaries nor, to the Knowledge of the Company, any third party has violated any provision of, or failed to perform any obligation required under the provisions of, any of the Material Contracts. Neither the Company nor any of its subsidiaries nor, to the Knowledge of the Company, any third party is in breach or default, or has received written notice of breach or default, of any of the Material Contracts. To the Knowledge of the Company, no event has occurred that, with notice or lapse of time or both, would constitute such a breach or default pursuant to any Material Contract by the Company or any of its

subsidiaries, or, to the Knowledge of the Company, any other party thereto, and, as of the date of this Agreement, neither the Company nor any of its subsidiaries has received written notice of the foregoing or from the counterparty to any Material Contract (or, to the Knowledge of the Company, any of such counterparty’s Affiliates) regarding an intent to terminate, cancel, or modify any Material Contract (whether as a result of a change of control or otherwise).

4.16 Properties and Assets. The Company and its subsidiaries have good and marketable title to all the properties and assets described as owned by them in the latest Financial Statements set forth in the SEC Documents, free and clear of all liens, mortgages, pledges or encumbrances of any kind except (a) those, if any, reflected in such Financial Statements or (b) those that are not material in amount and do not adversely affect the use made and proposed to be made of such property by the Company or any subsidiary. The Company and its subsidiaries hold their respective leased properties under valid and binding leases, except as would not have a Material Adverse Effect. The Company and its subsidiaries own or lease all such properties as are materially necessary to their respective operations as now conducted.

4.17 Compliance and Regulatory. The Company and its subsidiaries are in compliance in all material respects with all applicable Laws of the jurisdictions in which they are conducting their business, including all applicable local, state and federal environmental Laws (including Laws relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances), and all applicable Laws enforced by the United States Food and Drug Administration (the “FDA”), (including the Federal Food, Drug And Cosmetic Act, as amended, and the regulations promulgated thereunder) or any applicable laws enforced by equivalent Governmental Entities outside the United States, except where failures to be so in compliance, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Any preclinical tests and studies or clinical trials conducted by, on behalf of, or sponsored by the Company or any of its subsidiaries (“Studies”), were and, if still ongoing, are being conducted in all material respects in accordance with all applicable laws and regulations governing the conduct of such Studies, the protocols, procedures and controls submitted to the FDA or any foreign Governmental Entity exercising comparable authority (together with the FDA, the “Regulatory Authorities”), and any conditions of approval and policies imposed by any institutional review board, ethics review board or other committee responsible for the oversight of such preclinical tests and studies or clinical trials. The descriptions of the Studies contained in the SEC Documents are accurate in all material respects; to the Knowledge of the Company, there are no other preclinical studies and clinical trials, the results of which are inconsistent with or would call into question the results described in the SEC Documents in any material respect; and neither the Company nor any of its subsidiaries has received any written notice or correspondence from any institutional review board, the FDA or any other Regulatory Authority exercising comparable authority requiring or threatening the termination, suspension, or clinical hold of Studies, where such termination, suspension or clinical hold would reasonably be expected to have a Material Adverse Effect, and to the Knowledge of the Company, there are no reasonable grounds for the same.

4.18 Taxes. The Company and its subsidiaries have filed on a timely basis (giving effect to extensions) all required federal, state and foreign income and franchise tax returns and have timely paid or accrued all taxes shown as due thereon, including interest and penalties, and, to the Knowledge of the Company, there is no tax deficiency that has been or might be asserted or threatened against it or them that could have a Material Adverse Effect. All tax liabilities accrued through the date hereof have been adequately provided for on the books of the Company. There are no liens for material taxes upon the assets of the Company or any of its subsidiaries other than for current taxes not yet due and payable or for taxes that are being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP has been made in the Company’s most recent financial statements included in the SEC Documents.

4.19 Investment Company. The Company is not, and immediately after receipt of payment for the Securities will not be, an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for an investment company, within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder.

4.20 Insurance. The Company maintains insurance underwritten by insurers of recognized financial responsibility, of the types and in the amounts that the Company reasonably believes is adequate for the businesses of the Company and its subsidiaries, including directors’ and officers’ liability insurance and insurance covering all real and personal property owned or leased by the Company or any of its subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against and against such risks which the Company believes it is prudent to insure against, with such deductibles as are customary for companies in the same or similar business, all of which insurance is in full force and effect.

4.21 Price of Common Stock. The Company has not taken, and will not take, and no Person acting on its behalf has taken or will take, directly or indirectly, any action designed to cause or result in, or that has constituted or that might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

4.22 Governmental Permits, Etc. The Company and its subsidiaries have all franchises, licenses, permits, certificates and other authorizations from such federal, state or local government or governmental agency, department or body that are currently necessary for the operation of their respective businesses as currently conducted, including, without limitation, all such certificates, approvals, authorizations, exemptions, licenses and permits required by the FDA or any other comparable Governmental Entities, including other Regulatory Authorities (collectively, “Permits”), except where the failure to possess such Permits would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received any written notice requiring or threatening any revocation or modification of any such Permits, where such revocation or modification would reasonably be expected to have a Material Adverse Effect.

4.23 Internal Control over Financial Reporting; Disclosure Controls. The Company maintains internal control over financial reporting (as such term is defined in paragraph (f) of Rule 13a-15 under the Exchange Act) as required by Rule 13a-15 under the Exchange Act. Except as disclosed in the SEC Documents, since the end of the Company’s most recent audited fiscal year, there has been no material weakness in the design or operation of the Company’s internal control over financial reporting (whether or not remediated) which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information. The Company’s “disclosure controls and procedures” (as defined in Rule 13a-15(e) under the Exchange Act) are designed to provide reasonable assurance that all information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Commission, and that all such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure.

4.24 Foreign Corrupt Practices. Neither the Company nor any of its subsidiaries, nor any director or officer, nor, to the Knowledge of the Company, any agent, employee or other Person acting on behalf of the Company or any of its subsidiaries, has, in the course of its actions for, or on behalf of, the Company or any subsidiary (a) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (c) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, the UK Bribery Act 2010 or any similar Law; or (d) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

4.25 Employee Relations. No material labor dispute with the employees of the Company or any of its subsidiaries, or with the employees of any principal supplier, manufacturer, customer or contractor of the Company or any of its subsidiaries, exists or, to the Knowledge of the Company, is threatened or imminent. No executive officer of the Company (as defined in Rule 501(f) promulgated under the Securities Act) has notified the Company that such officer intends to leave the Company or otherwise terminate such officer’s employment with the Company. To the Knowledge of the Company, no executive officer of the Company is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other agreement or any restrictive covenant involving or otherwise affecting such executive officer’s relationship with the Company, and the continued employment of each such executive officer does not subject the Company to any material liability with respect to any of the foregoing matters.

4.26 ERISA. The Company and its subsidiaries are in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company or any subsidiary would have any material liability; neither the Company nor any of its subsidiaries has incurred or expects to incur material liability under (a) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (b) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and each “Pension Plan” for which the Company or any of its subsidiaries would have liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and to the Knowledge of the Company, nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

4.27 Registration Rights and Other Stockholder Agreements. No Person has any right to cause the Company to effect the registration under the Securities Act covering the transfer of any securities of the Company and there are no other stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the Knowledge of the Company, between or among any of the Company’s stockholders.

4.28 OFAC. None of the Company, any of its subsidiaries, any director, officer, nor, to the Knowledge of the Company, any agent, employee, Affiliate or representative of the Company or any of its subsidiaries is a Person that is, or is more than 50 percent owned in the aggregate by or acting on behalf of one or more Persons that are, currently the subject or target of any sanctions administered or enforced by the United States Government, including, without limitation, the U.S. Department of the Treasury’s Office of Foreign Assets Control, the United Nations Security Council, the European Union, His Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company located, organized or resident in a country or territory that is the subject of comprehensive country-wide or territory-wide Sanctions; and the Company will not directly or indirectly use the proceeds of the sale of the Securities, or lend, contribute or otherwise make available such proceeds to any subsidiaries, joint venture partners or other Person, to fund any activities of or business (i) with any Person, or in any country or territory, that, at the time of such funding, is a designated target of Sanctions or a country or territory that is the subject of comprehensive country-wide or territory-wide Sanctions, respectively, (ii) in or involving a country or territory which at the time of such funding is the subject of comprehensive country-wide or territory-wide Sanctions, or (iii) in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions. The Company has not knowingly engaged in, are not now knowingly engaged in, and will not engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions or a country or territory that is the subject of comprehensive country-wide or territory-wide Sanctions, respectively.

4.29 Compliance with Anti-Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all jurisdictions where the Company or any of its subsidiaries conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental or regulatory agency (collectively, the “Anti-Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental or regulatory agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the Knowledge of the Company, threatened.

4.30 No Additional Agreements. The Company has no other agreements or understandings (including side letters) with any Purchaser or any other Person to purchase Securities on terms more favorable to such Purchaser than as set forth herein.

4.31 Transactions with Affiliates. Except for the transactions contemplated by this Agreement, none of the officers or directors of the Company, or to the Knowledge of the Company, the Company’s stockholders, the officers or directors of any stockholder of the Company, or any family member or affiliate of any of the foregoing, has either directly or indirectly any interest in, or is a party to, any transaction that would be required to be disclosed as a related party transaction pursuant to Item 404 of Regulation S-K promulgated under the Securities Act.

4.32 Security. Except as would not reasonably be expected to have a Material Adverse Effect, the Company and its subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Company and its subsidiaries as currently conducted, and are free and clear of all material Trojan horses, time bombs, malware and other malicious code. Except as would not reasonably be expected to have a Material Adverse Effect, the Company and its subsidiaries have implemented and maintained commercially reasonable physical, technical and administrative controls designed to maintain and protect the confidentiality, integrity, availability, privacy and security of all sensitive, confidential or regulated data (“Confidential Data”) used or maintained in connection with their businesses and Personal Data (as defined below), and the integrity, availability continuous operation, redundancy and security of all IT Systems. “Personal Data” means the following data used in connection with the Company’s and its subsidiaries’ businesses and in their possession or control: (i) a natural person’s name, street address, telephone number, e-mail address, photograph, social security number or other tax identification number, driver’s license number, passport number, credit card number, bank information, or customer or account number; (ii) information that identifies, relates to, or may reasonably be used to identify an individual; (iii) any information regarding an individual’s medical history, mental or physical condition, or medical treatment or diagnosis by a health care professional; (iv) an individual’s health insurance policy number or subscriber identification number, any unique identifier used by a health insurer to identify the individual, or any information in an individual’s application and claims history; (v) any information which would qualify as “protected health information” under the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic and Clinical Health Act (collectively, “HIPAA”); (vi) any information which would qualify as “personal data,” “personal information” (or similar term) under the Privacy Laws (as defined below); and (vii) any other piece of information that alone, or combined with other information, allows the identification of such natural person, or his or her family, or permits the collection or analysis of any data related to an identified person’s health or sexual orientation. Except as would not reasonably be expected to have a Material Adverse Effect, during the past three (3) years, there have been no breaches, outages or unauthorized uses of or accesses to the IT Systems, Confidential Data and Personal Data.

4.33 Compliance with Data Privacy Laws. The Company and its subsidiaries are, and at all prior times during the last three (3) years were, in material compliance with all applicable state and federal data privacy and security Laws and regulations regarding the collection, use, storage, retention, disclosure, transfer, disposal, or any other processing (collectively “Process” or “Processing”) of Personal Data, including, to the extent applicable, HIPAA, the California Privacy Rights Act, and the European Union General Data Protection Regulation (EU 2016/679) (collectively, the “Privacy Laws”). To comply with the Privacy Laws, the Company and its subsidiaries have in place, comply with, and take all appropriate steps necessary to ensure compliance in all material respects with their policies and procedures relating to data privacy and security, and the Processing of Personal Data and Confidential Data (the “Privacy Statements”). The Company and its subsidiaries have, except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, at all times since January 1, 2025 provided accurate notice of its Privacy Statements then in effect to its clients, employees, third party vendors and representatives. None of such disclosures made or contained in any Privacy Statements have been materially inaccurate, misleading, incomplete, or in material violation of any Privacy Laws. The Company further represents that neither it nor any of its subsidiaries: (i) has received notice of any actual or potential claim, complaint, proceeding, regulatory proceeding or liability under or relating to, or actual or potential violation of, any of the Privacy Laws, contracts related to the Processing of Personal Data or Confidential Data, or Privacy Statements, and has no knowledge of any event or condition that would reasonably be expected to result in any such notice; (ii) is currently conducting or paying for, in whole or in part, any investigation, remediation, or other corrective action pursuant to any Privacy Law or contract; or (iii) is a party to any order, decree, or agreement that imposes any obligation or liability under any Privacy Law.

SECTION 5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASERS.

Each Purchaser, severally and not jointly, represents and warrants to and covenants with the Company and each of the Placement Agents that:

5.1 Risk. Such Purchaser, taking into account the personnel and resources it can practically bring to bear on the purchase of the Securities contemplated hereby, is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in securities presenting an investment decision like that involved in the purchase of the Securities, including investments in securities issued by the Company, and has requested, received, reviewed and considered all information such Purchaser deems relevant (including the SEC Documents) in making an informed decision to purchase the Securities. Such Purchaser (a) has conducted its own investigation of the Company and the Securities and it has not relied on any statements or other information provided by the Placement Agents concerning the Company or the Securities or the offer and sale of the Securities, (b) has had access to, and an adequate opportunity to review, financial and other information as it deems necessary to make its decision to purchase the Securities, (c) has been offered the opportunity to ask questions of the Company and received answers thereto, including on the financial information, as it deemed necessary in connection with its decision to purchase the Securities, and (d) has made its own assessment and has satisfied itself concerning the relevant tax and other economic considerations relevant to its investment in the Securities. Such Purchaser is able to fend for itself in the transactions contemplated herein; has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its prospective investment in the Securities; and has the ability to bear the economic risks of its prospective investment in the Securities and can afford the complete loss of such investment.

5.2 Purchase for Investment. Such Purchaser is acquiring the Securities pursuant to this Agreement for its own account for investment only and with no present intention of distributing any of such Securities or any arrangement or understanding with any other Persons regarding the distribution of such Securities, except in compliance with Section 5.4.

5.3 Reliance. Such Purchaser understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of the Securities Act, the rules and regulations thereunder, and state securities laws and that the Company is relying upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities. If any of the representations and warranties made by such Purchaser herein are no longer accurate in all material respects prior to Closing, such Purchaser shall promptly notify the Company. If such Purchaser is acquiring the Securities as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to each such account and it has full power to make the foregoing representations, acknowledgements and agreements on behalf of such account.

5.4 Compliance with the Securities Act. Such Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the securities purchased hereunder except in compliance with the Securities Act, applicable blue sky laws, and the rules and regulations promulgated thereunder.

5.5 Investment Representations and Warranties. Such Purchaser hereby represents and warrants that, it (i) as of the date of this Agreement is, if an entity, a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an institutional “accredited investor” as that term is defined in Rule 501(a)(1), (2), (3), (4) or (7) under Regulation D promulgated pursuant to the Securities Act; or (ii) if an individual, is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D of the Securities Act and has such knowledge and experience in financial and business matters as to be able to protect its own interests in connection with an investment in the Securities. Such Purchaser further represents and warrants that (x) it is capable of evaluating the merits and risk of such investment, and (y) that it has not been organized for the purpose of acquiring the Securities and is an “institutional account” as defined by FINRA Rule 4512(c). Such Purchaser understands and agrees that the offering and sale of the Securities has not been registered under the Securities Act or any applicable state securities laws and is being made in reliance upon federal and state exemptions for transactions not involving a public offering which depend upon, among other things, the bona fide nature of the investment intent and the accuracy of such Purchaser’s representations as expressed herein.

5.6 Power and Authority. Such Purchaser has all requisite corporate power, and has taken all requisite corporate action, to authorize, execute and deliver this Agreement and each of the other agreements and instruments contemplated herein to which the Purchaser is a party, to consummate the transactions contemplated herein and therein and to carry out and perform all of such Purchaser’s obligations hereunder and thereunder. Upon the execution and delivery of this Agreement, this Agreement shall constitute a valid and binding obligation of such Purchaser, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors’ rights generally and (ii) as limited by equitable principles generally, including any specific performance.

5.7 Broker Dealer. Such Purchaser is not a broker or dealer registered pursuant to Section 15 of the Exchange Act.

5.8 Sophisticated Investor. Such Purchaser (a) acknowledges that it is a sophisticated investor engaged in the business of assessing and assuming investment risks with respect to securities, including securities such as the Units, Shares, Warrants and Warrant Shares, and further acknowledges that the Company is entering into this Agreement in reliance on this acknowledgment and said Purchaser’s understanding, acknowledgment and agreement that the Purchaser may have agreed in writing with the Company or the Placement Agents to receive information regarding certain confidential matters as part of its due diligence review that may represent material, non-public information of the Company, (b) acknowledges that it is aware of the restrictions imposed by United States securities laws on the purchase or sale of securities by any Person who has received material, non-public information from the issuer of such securities and on the communication of such information to any other Person when it is reasonably foreseeable that such other Person is likely to purchase or sell such securities in reliance upon such information, (c) is a sophisticated investor, experienced in investing in private equity transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities, (d) has conducted its own investigation of the Company and the Securities and has not relied on any statements or other information provided by the Placement Agents concerning the Company or the Securities or the offer and sale of the Securities, and (e) has exercised independent judgment in evaluating its participation in the purchase of the Securities.

5.9 Other Securities Transactions. Such Purchaser has not, either directly or indirectly through an Affiliate, agent or representative of the Company, engaged in any Short Sales or any transaction in the securities of the Company other than with respect to the transactions contemplated herein, since the time that the Purchaser was first contacted by the Company or the Placement Agents or any other Person regarding the transactions contemplated hereby until the date hereof. Notwithstanding the foregoing, (a) in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement and (b) in the case of a Purchaser that is affiliated with other funds or investment vehicles or whose investment advisor or sub-advisor that routinely acts on behalf of or pursuant to an understanding with such Purchaser is also an investment advisor or sub-advisor to other funds or investment vehicles, the representation set forth above shall only apply with respect to the personnel of such other funds or investment vehicles or such investment advisor or sub-advisor who had knowledge of the transactions contemplated hereby and not with respect to any personnel who have been effectively walled off by appropriate information barriers.

5.10 Independent Advice. Such Purchaser understands that nothing in this Agreement or any other materials presented to such Purchaser by or on behalf of the Company in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. Such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities. In connection with the issue and purchase of the Securities, the Placement Agents have acted solely as the agent of the Company in this placement of the Securities and neither Placement Agent nor any of their respective affiliates have acted as underwriters or as financial advisors or fiduciaries of such Purchaser, the Company or any other person or entity. The Placement Agents have not made and will not make any representation or warranty, whether express or implied, of any kind or character and have not provided any advice or recommendation in connection with the transactions contemplated hereby. No disclosure or offering document has been prepared in connection with the offer and sale of the Shares by any of the Placement Agents. Each Purchaser hereby acknowledges and agrees that none of the Placement Agents shall not be liable to it (including in contract, tort, under federal or state securities laws or otherwise) for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the private placement of Securities hereunder, or for any improper payment made in accordance with the information provided by the Company. The Placement Agent will have no responsibility with respect to (a) any representations, warranties or agreements made by any person or entity under or in connection with the transactions contemplated hereby or any of the documents furnished pursuant thereto or in connection therewith, or the execution, legality, validity or enforceability (with respect to any person) of any thereof, or (b) the financial condition, business, or any other matter concerning the Company or the transactions contemplated hereby. The Placement Agents and their respective directors, officers, employees, representatives and controlling persons have made no independent investigation with respect to the Company or the Securities or the accuracy, completeness or adequacy as of any date of any information set forth in, or any omission from, any valuation or other materials that may have been provided or made available to the Purchaser in connection with the transactions contemplated hereby. Each Purchaser is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, including, without limitation, the Placement Agents, any of its affiliates or any of its or their control persons, officers, directors and employees, in making its investment or decisions to invest in the Company, except for the statements, representations and warranties made by the Company and contained in this Agreement and the SEC Documents.

5.11 Legends. Such Purchaser understands that, until such time as the Securities may be sold pursuant to an effective registration statement or Rule 144 under the Securities Act (“Rule 144”) (or any other applicable exemption from the registration requirements under the Securities Act), any certificates representing the Securities, whether maintained in a book entry system or otherwise, will bear one or more legends in substantially the following form and substance:

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE ”SECURITIES ACT“), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION WHICH IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS, AND, IN THE CASE OF A TRANSACTION EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION, THE HOLDER WILL NOTIFY ANY SUBSEQUENT PURCHASER OF THE SECURITIES EVIDENCED BY THIS CERTIFICATE FROM IT OF SUCH RESALE RESTRICTIONS.”

In addition, any stock certificates, whether maintained in a book entry system or otherwise, representing the Securities may contain any legend required by the blue sky laws of any state to the extent such laws are applicable to the sale of such Securities hereunder. The Company shall promptly help facilitate the removal of such legend as soon as it is legally permitted to do so under Rule 144, or to facilitate any transfer of the Securities under Rule 144 that may be requested by Purchasers, but shall not be obligated to incur any material, noncustomary costs or expenses in taking such actions other than as set forth herein.

5.12 Restricted Securities. Such Purchaser understands that the Securities are (or will be) characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such Securities may be resold without registration under the Securities Act only in certain limited circumstances. Accordingly, such Purchaser represents that it is familiar with Rule 144 of the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

5.13 Beneficial Ownership. The purchase by the Purchaser of the Securities issuable to it at the Closing will not result in the Purchaser (individually or together with any other Person with whom the Purchaser has identified, or will have identified, itself as part of a “group” in a public filing made with the Commission involving the Company’s securities, where such aggregation would be made according to Section 13(d) of the Exchange Act) acquiring, or obtaining the right to acquire, in excess of 19.99% of the outstanding shares of Common Stock or the voting power of the Company on a post-transaction basis that assumes that such Closing shall have occurred. The Purchaser does not presently intend to, alone or together with others, make a public filing with the Commission to disclose that it has (or that it together with such other Persons have) acquired, or obtained the right to acquire, as a result of such Closing (when added to any other securities of the Company that it or they then own or have the right to acquire), in excess of 19.99% of the outstanding shares of Common Stock or the voting power of the Company on a post-transaction basis that assumes that each Closing shall have occurred (including assuming the effectiveness of any “blocker” or similar limitations on beneficial ownership contained in the applicable documentation for the Securities).

5.14 No General Solicitation. Such Purchaser acknowledges and agrees that such Purchaser is purchasing the Securities directly from the Company. Such Purchaser became aware of this offering of the Securities solely by means of direct contact from the Placement Agent or directly from the Company as a result of a pre-existing, substantive relationship with the Company or the Placement Agent, and/or their respective advisors (including, without limitation, attorneys, accountants, bankers, consultants and financial advisors), agents, control persons, representatives, Affiliates, directors, officers, managers, members, and/or employees, and/or the representatives of such persons. The Securities were offered to such Purchaser solely by direct contact between such Purchaser and the Company, the Placement Agent and/or their respective representatives. Such Purchaser did not become aware of this offering of the Securities, nor were the Securities offered to such Purchaser, by any other means, and none of the Company, the Placement Agent and/or their respective representatives acted as investment advisor, broker or dealer to such Purchaser. Such Purchaser is not purchasing the Securities as a result of any general or public solicitation or general advertising, or publicly disseminated advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television, radio or the internet or presented at any seminar or any other general solicitation or general advertisement, including any of the methods described in Section 502(c) of Regulation D under the Securities Act.

SECTION 6. REGISTRATION OF THE SECURITIES AND COMPLIANCE WITH THE SECURITIES ACT.

6.1 Registration Procedures and Expenses.

(a) Secondary Registration Statement. The Company shall prepare and file, on or before the date that is thirty (30) days after the Closing (the “Filing Deadline”), with the Commission a Registration Statement on Form S-1 (or, if the Company determines, in its sole discretion, it is eligible to register for resale the Shares and Warrant Shares (together with any shares of capital stock issued or issuable, from time to time, upon any reclassification, share combination, share subdivision, stock split, share dividend or similar transaction or event or otherwise as a distribution on, in exchange for or with respect to any of the foregoing, in each case held at the relevant time by a Purchaser the “Registrable Securities”) on Form S-3, such registration may, at the Company’s sole discretion, be on Form S-3), as appropriate (the “Secondary Registration Statement”), relating to and providing for the resale of the Registrable Securities by the Purchasers on a continuous basis pursuant to Rule 415 under the Securities Act or, if Rule 415 is not available for offers and sales of the Registrable Securities, by such other means of distribution of Registrable Securities as the Purchasers may reasonably specify. Notwithstanding the foregoing, if the Commission prevents the Company from including any or all of the Registrable Securities on the Secondary Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Registrable Securities (and notwithstanding that the Company used diligent efforts to advocate with the staff of the Commission for the registration of all or a greater portion of the Registrable Securities) or otherwise, the Secondary Registration Statement shall register for resale such number of Registrable Securities that is equal to the maximum number of Registrable Securities as is permitted by the Commission. In such event, the number of Registrable Securities for which resale is to be registered for each selling shareholder named in the Secondary Registration Statement shall be reduced pro rata among all such selling shareholders and as promptly as practicable after being permitted to register additional Registrable Securities under Rule 415 under the Securities Act, the Company shall amend the Secondary Registration Statement or file one or more new registration statement(s) (such amendment or new registration statement, a “Remainder Registration Statement”) to register such additional Registrable Securities not included in the Secondary Registration Statement and cause such Remainder Registration Statement to become effective as promptly as practicable after the filing thereof, but in any event no later than sixty (60) calendar days after the filing of such Remainder Registration Statement (the “Remainder Effectiveness Deadline”); provided, however, that the Remainder Effectiveness Deadline shall be extended to ninety (90) calendar days after the filing of such Remainder Registration Statement if the SEC notifies the Company that it will “review” such Remainder Registration Statement; provided, further, however, notwithstanding the foregoing, that the Company shall use reasonable best efforts to have such Remainder Registration Statement declared effective within five (5) business days after the date the Company is notified orally or in writing (whichever is earlier) by the Commission that such Remainder Registration Statement will not be reviewed or will not be subject to further review. Any failure by the Company to file the Secondary Registration Statement by the Filing Deadline or to effect the Secondary Registration Statement by the Effectiveness Deadline (as defined below) or the Remainder Registration Statement by the Remainder Effectiveness Deadline shall not otherwise relieve the Company of its obligations to file or effect the Secondary Registration Statement or Remainder Registration Statement set forth in this Section 6.1(a). In the event the Company files a Secondary Registration Statement on Form S-1, the Company may, in its sole discretion, convert the Secondary Registration Statement (and any Remainder Registration Statement) to a Registration Statement on Form S-3 if the Company is eligible, in its sole determination, to use Form S-3.

(b) The Company shall use its reasonable best efforts, subject to receipt of necessary information from the Purchasers, to cause the Commission to declare a Secondary Registration Statement covering the Shares and Warrant Shares effective as soon as practicable after the date of the filing thereof and in any event no later than the earlier of (i) thirty (30) days after such filing if the Secondary Registration Statement has been filed on Form S-3, and no later than sixty (60) days after such filing if such Secondary Registration Statement has been filed on Form S-1 (or, in either case, in the event the staff of the Commission reviews and has written comments, ninety (90) after such filing), and in either case, no later than thirty (30) days after such filing in the event the Secondary Registration Statement is not reviewed by the Commission and (ii) the third (3rd) Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that the Secondary Registration Statement will not be reviewed or will not be subject to further review (in either case, such date, the “Effectiveness Deadline”).

(c) The Company shall promptly prepare and file with the Commission such amendments and supplements to the Secondary Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Secondary Registration Statement effective until the earliest of (i) such time as all of the Shares and Warrant Shares purchased by the Purchasers pursuant to the terms of this Agreement have been sold or otherwise transferred by the holder thereof pursuant to and in a manner contemplated by such Secondary Registration Statement, (ii) such time as such Shares or Warrant Shares are sold pursuant to Rule 144 under circumstances in which any legend borne by such security relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed by the Company, or (iii) such time as the Shares and Warrant Shares become eligible for resale by non-Affiliates without any volume limitations or other restrictions pursuant to Rule 144(b)(1)(i) or any other rule of similar effect; provided that, references to Warrant Shares in this Section 6.1(c) shall refer only to Warrant Shares then outstanding or issuable upon exercise of then outstanding Warrants.

(d) Notwithstanding the foregoing obligations, the Company may, upon written notice to the Purchasers, for a reasonable period of time, not to exceed forty-five (45) days in the case of clauses (A) and (B) below, or thirty (30) days in the case of clause (C) below (each, a “Blackout Period”), delay the filing of a Secondary Registration Statement or a request for acceleration of the effective date, or suspend the effectiveness of any Secondary Registration Statement, in the event that (A) the Company is engaged in any activity or transaction or preparations or negotiations for any activity or transaction that the Company desires to keep confidential for business reasons, if the Company’s Board of Directors, on the advice of the Company’s outside legal counsel, determines in good faith that the public disclosure requirements imposed on the Company under the Securities Act in connection with the Secondary Registration Statement would require at that time disclosure of such activity, transaction, preparations or negotiations in the Secondary Registration Statement and such disclosure in the Secondary Registration Statement could result in material harm to the Company or its business transactions or activities and the non-disclosure of which in the Secondary Registration Statement would be expected, in the reasonable determination of the Company’s Board of Directors, upon advice of the Company’s outside legal counsel, to cause the Secondary Registration Statement to fail to comply with applicable disclosure requirements, (B) the Company does not yet have appropriate financial statements of any acquired or to be acquired entities necessary for filing, either because such financial statements are not yet available or despite the Company using reasonable best efforts to procure such financial statements or (C) any other event occurs that makes any statement of a material fact made in such Secondary Registration Statement, including any document incorporated by reference therein, untrue or that requires the making of any additions or changes in the Secondary Registration Statement in order to make the statements therein not misleading; provided, however, that in the case of a Blackout Period pursuant to clause (A) above, the Blackout Period shall terminate upon the earlier of (i) such forty-five (45) day period or (ii) the completion, resolution or public announcement of the relevant transaction or event. If the Company suspends the effectiveness of a Secondary Registration Statement pursuant to this Section 6.1(d), the Company shall, as promptly as reasonably practicable following the termination of the circumstance which entitled the Company to do so, take such actions as may be necessary to reinstate the effectiveness of such Secondary Registration Statement and give written notice to the Purchasers authorizing the Purchasers to resume offerings and sales pursuant to such Secondary Registration Statement. If as a result thereof the prospectus included in such Secondary Registration Statement has been amended or supplemented to comply with the requirements of the Securities Act, the Company shall enclose such revised prospectus with the notice to each

Purchaser given pursuant to this Section 6. The Company shall be entitled to exercise its rights under this Section 6.1(d) not more than once in any six (6) month period; provided, however, that the aggregate number of days of all Blackout Periods hereunder shall not exceed sixty (60) days in any twelve (12) month period. After the expiration of any Blackout Period and without further request from any Purchaser, the Company shall effect the filing (or if required amendment or supplement) of the Secondary Registration Statement, or the filing of other documents, as necessary to allow the Purchasers to resell the Registrable Securities as set forth herein. In providing to a Purchaser the written notice of a Blackout Period as contemplated by the first sentence of this Section 6.1(d), the Company shall not (without the prior written consent of such Purchaser) disclose to such Purchaser any material nonpublic information giving rise to or otherwise associated with such Blackout Period.

(e) Upon notification by the Commission that the Secondary Registration Statement will not be reviewed or is not subject to further review by the Commission, the Company shall within three Business Days following the date of such notification request acceleration of such Secondary Registration Statement (with the requested effectiveness date to be not more than two Business Days later).

(f) The Company shall furnish to the Purchasers with respect to the Shares and Warrant Shares registered under any Secondary Registration Statement (and to each underwriter, if any, of such Shares and Warrant Shares) such number of copies of prospectuses and such other documents as the Purchaser may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares and/or Warrant Shares by the Purchaser.

(g) The Company shall bear all expenses in connection with the procedures in paragraphs (a) through (f) of this Section 6.1 and the registration of the Shares and Warrant Shares pursuant to the Secondary Registration Statement, other than fees and expenses, if any, of counsel or other advisers to the Purchasers or underwriting discounts, brokerage fees and commissions incurred by the Purchaser, if any in connection with the offering of the Shares and Warrant Shares pursuant to the Secondary Registration Statement.

(h) In order to enable the Purchasers to sell the Shares and Warrant Shares under Rule 144 (or its successor) and any other rule or regulation of the Commission that may at any time permit the Purchasers to sell shares of Common Stock to the public without registration, the Company shall use its reasonable best efforts to comply with the requirements of Rule 144, including without limitation, the requirements of Rule 144(c)(1) with respect to public information about the Company and to timely file all reports and other documents required to be filed by the Company under the Exchange Act.

(i) The Company shall provide the Purchasers a reasonable opportunity to review and comment on all disclosures regarding the Purchasers and any plan of distribution proposed by them in connection with the preparation of any Secondary Registration Statement not less than five (5) Business Days prior to the filing of such Secondary Registration Statement. Notwithstanding anything to the contrary contained herein, in no event shall the Company be permitted to name any Purchaser or Affiliate of a Purchaser as an “underwriter” without the prior written consent of such Purchaser; provided, however, that if the Commission requires that a Purchaser be identified as a statutory underwriter in either the Secondary Registration Statement or a Remainder Registration Statement, such Purchaser will have the option, in its sole and absolute discretion, to either (i) have the opportunity to withdraw from the Secondary Registration Statement or Remainder Registration Statement, as the case may be, upon its prompt written request to the Company or (ii) be included as such in the Secondary Registration Statement or Remainder Registration Statement, as the case may be.

(j) The provisions of Sections 6.1(c)—(g) shall also apply with respect to the Remainder Registration Statement.

6.2 Restrictions on Transfer. Each Purchaser agrees that it will not effect any disposition of the Securities that would constitute a sale within the meaning of the Securities Act or pursuant to any applicable state securities laws, unless and until (1) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement or (2) such disposition is otherwise permitted by law, including pursuant to the procedures set forth in Rule 144 or any other applicable exemption from the registration requirements under the Securities Act. Notwithstanding the preceding sentence, no restriction shall apply to a transfer by a Purchaser that is (i) a partnership transferring to its partners or former partners in accordance with partnership interests, or (ii) a limited liability company transferring to its members or former members in accordance with member interests; provided, however, that in each case, prior to the Stockholder Approval Date, any such transfer shall not be permitted unless the transferee, prior to the occurrence of such transfer, enters into a written agreement, in form and substance reasonably satisfactory to the Company, agreeing to be bound by Section 8.11 of this Agreement with respect to any Securities so transferred, it being the intent of the parties that no transfer of Securities prior to the Stockholder Approval Date shall have the effect of circumventing or impairing any Purchaser’s obligations with respect to Stockholder Approval.

6.3 Indemnification. For the purpose of this Section 6.3: (i) the term “Purchaser/Affiliate” shall mean any officer, director, agent, partner, member, manager, stockholder, affiliate or employee of the Purchaser, and any investment adviser of a Purchaser, or any transferee who is an affiliate of a Purchaser, and any person who controls a Purchaser or any affiliate of the Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (and the officers, directors, partners, members, managers, stockholders, agents, investment advisers and employees of such controlling person); and (ii) the term “Registration Statement” shall include any preliminary prospectus, final prospectus (the “Prospectus”), free writing prospectus, exhibit, supplement or amendment included in or relating to, and any document incorporated by reference in, the Secondary Registration Statement and any Remainder Registration Statement pursuant to this Agreement.

(a) The Company agrees to indemnify and hold harmless each Purchaser and each Purchaser/Affiliate, against any losses, claims, damages, liabilities or expenses, joint or several, that such Purchaser or Purchaser/Affiliate incurs, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company, such consent not to be unreasonably withheld or delayed), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including the Prospectus, financial statements and schedules, and all other documents filed as a part thereof or incorporated by reference therein, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A under the Securities Act, or pursuant to Rules 430B, 430C or 434 under the Securities Act, or the Prospectus, in the form first filed with the Commission pursuant to Rule 424(b) under the Securities Act, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in the Registration Statement or any amendment or supplement thereto not misleading or in the Prospectus or any amendment or supplement thereto not misleading in light of the circumstances under which they were made, (ii) any violation or alleged violation by the Company or its agents of the Securities Act, the Exchange Act, or any other federal or state securities law or any rule or regulation thereunder, in connection with the performance or non-performance of its obligations under this Agreement or any action or inaction required of the Company in connection with any registration pursuant to this Agreement or (iii) arise out of or are based in whole or in part on any inaccuracy in the representations or warranties of the Company contained in this Agreement, breach of any covenant of the Company contained in this Agreement or any failure of the Company to perform its other obligations hereunder or under law with respect to the transactions contemplated by this Agreement, and will promptly reimburse each Purchaser and each Purchaser/Affiliate for any legal and other out-of-pocket expenses as such expenses are reasonably incurred and documented by such Purchaser or such Purchaser/Affiliate in connection with investigating, defending or preparing to defend, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable for amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the written consent of the Company, which consent shall not be unreasonably withheld or delayed, and the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser expressly for use therein, (ii) the inaccuracy of any representation or warranty made by such Purchaser herein or (iii) any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchaser prior to the pertinent sale or sales by the Purchaser.

(b) Each Purchaser will severally, but not jointly, indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (and the officers, directors, partners, members, managers, stockholders, agents, investment advisers and employees of such controlling person), against any losses, claims, damages, liabilities or expenses that the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person (and the officers, directors, partners, members, managers, stockholders, agents, investment advisers and employees of such controlling person) reasonably incurs, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, but only if such settlement is effected with the written consent of such Purchaser, such consent not to be unreasonably withheld or delayed) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements in the Registration Statement or any amendment or supplement thereto not misleading or in the Prospectus or any amendment or supplement thereto not misleading in the light of the circumstances under which they were made, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser expressly for use therein; and will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person (and the officers, directors, partners, members, managers, stockholders, agents, investment advisers and employees of such controlling person) for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person (and the officers, directors, partners, members, managers, stockholders, agents, investment advisers and employees of such controlling person) in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that (i) each Purchaser’s aggregate liability under this Section 6 shall not exceed the amount of net proceeds received by such Purchaser on the sale of the Registrable Securities pursuant to the Registration Statement giving rise to such indemnification obligation, (ii) a Purchaser will not be liable for amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the written consent of such Purchaser, and (iii) a Purchaser will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon the gross negligence, fraud or willful misconduct of the Company, any of Company’s directors, any of Company’s officers who signed the Registration Statement or any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (or the officers, directors, partners, members, managers, stockholders, agents, investment advisers and employees of such controlling person).

(c) Promptly after receipt by an indemnified party under this Section 6.3 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 6.3 promptly notify the indemnifying party in writing thereof, but the omission to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this Section 6.3 to the extent it is not prejudiced as a result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party, and the indemnifying party and the indemnified party shall have reasonably concluded, based on an opinion of counsel reasonably satisfactory to the indemnifying party, that there may be a conflict of interest between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 6.3 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, reasonably satisfactory to such indemnifying party, representing all of the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party. In no event shall any indemnifying party be liable in respect of any amounts paid in settlement of any action unless the indemnifying party shall have approved in writing the terms of such settlement; provided, however, that such approval shall not be unreasonably withheld or delayed. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of or consent to the entry of any judgment in any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnification could have been sought hereunder by such indemnified party, unless such settlement or judgment (x) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding, (y) imposes no liability or obligation on the indemnified person and (z) does not include any admission of fault, culpability, wrongdoing or malfeasance by or on behalf of the indemnified person. The indemnifying party shall notify the indemnified party promptly of the institution, threat or assertion of any proceeding in connection with, arising out of, as a result of, relating to or based upon the transactions contemplated by this Agreement of which the indemnifying party is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of any of the Securities by any of the Purchasers as permitted by this Agreement. Subject to the terms of this Agreement, all reasonable and documented fees and expenses of the indemnified party (including reasonable and documented fees and expenses to the extent incurred in connection with investigating or preparing to defend such proceeding in a manner not inconsistent with this Section 6.3) shall be paid to such indemnified party, as incurred, within ten (10) Business Days of written notice thereof to the indemnifying party, provided, however, that the indemnified party shall promptly reimburse the indemnifying party for that portion of such fees and expenses applicable to such actions for which such indemnified party is finally judicially determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) not to be entitled to indemnification hereunder.

(d) If the indemnification provided for in this Section 6.3 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs (a), (b) or (c) of this Section 6.3 in respect to any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Purchaser from the private placement of Securities hereunder or (ii) if the allocation provided by clause (i) above is not permitted by applicable Law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but the relative fault of the Company and the Purchaser in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement and/or the Registration Statement that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and each Purchaser on the other shall be deemed to be in the same proportion as the amount paid by such Purchaser to the Company pursuant to this Agreement for the Securities purchased by such Purchaser that were sold pursuant to the Registration Statement bears to the difference (the “Difference”) between the amount such Purchaser paid for the Securities that were sold pursuant to the Registration Statement and the amount received by such Purchaser from such sale. The relative fault of the Company on the one hand and each Purchaser on the other shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Company or by such Purchaser and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (c) of this Section 6.3, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in paragraph (c) of this Section 6.3 with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this paragraph (d); provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under paragraph (c) for purposes of indemnification. The Company and the Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 6.3(d) were determined solely by pro rata allocation (even if the Purchaser were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 6.3(d), (i) no Purchaser shall be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages that such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) each Purchaser’s aggregate liability under this Section 6.3(d) shall not exceed the amount of net proceeds received by such Purchaser on the sale of the Registrable Securities pursuant to the Registration Statement giving rise to such indemnification or contribution obligation. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Purchasers’ obligations to contribute pursuant to this Section 6.3(d) are several and not joint.

6.4 Information Available. The Company, upon the reasonable request of a Purchaser, shall make available for inspection by any deemed underwriter participating in any disposition pursuant to the Secondary Registration Statement or the Remainder Registration Statement and any attorney, accountant or other agent retained by deemed underwriter, all financial and other records, pertinent corporate documents and properties of the Company.

6.5 Delay in Filing or Effectiveness of Secondary Registration Statement. If a Secondary Registration Statement covering the Shares and Warrant Shares is not filed on or prior to the Filing Deadline, then for each day following the Filing Deadline or Effectiveness Deadline, as applicable, until but excluding the date the Company files, the Company shall, for each such day, pay each Purchaser with respect to any such failure, as liquidated damages and not as a penalty, an amount per thirty (30)-day period equal to 1.5% of the purchase price paid by such Purchaser for its Shares and Warrant Shares pursuant to this Agreement (calculated on a daily pro rata basis for any portion of such thirty (30)-day period prior to the cure of such failure); and for any such thirty (30)-day period (or earlier period if such failure is cured prior to thirty (30) days), such payment shall be made no later than three (3) Business Days following such thirty (30)-day period (or earlier period if such failure is cured prior to thirty (30) days); provided that no liquidated damages shall be payable (A) if, as of the relevant date, the Registrable Securities may be sold by such Purchaser without volume or manner-of-sale restrictions under Rule 144, as determined by counsel to the Company pursuant to a written opinion letter to such effect, addressed and reasonably acceptable to such Purchaser and the Company’s transfer agent, (B) to a Purchaser that is unable to lawfully sell any of its Registrable Securities due to such Purchaser’s possession of material non-public information, (C) if and to the extent that, despite the Company’s reasonable best efforts to avoid a breach hereof, the Company’s failure was caused by a government shutdown resulting in the SEC’s inability to review or declare effective the Registration Statement, (D) to a Purchaser with respect to any event caused by or attributable to any action or inaction of such Purchaser or (E) such Shares or Warrant Shares are to be registered on a Remainder Registration Statement in accordance with, and within the periods required by, Section 6.1(a). Notwithstanding any other provision herein, with respect to a Purchaser (i) the Filing Deadline and Effectiveness Deadline for a Secondary Registration Statement shall be extended, without default by or liquidated damages payable by the Company to such Purchaser pursuant to this Section 6.5 if the Company’s failure to make such filing or obtain such effectiveness results from the failure of such Purchaser to timely provide the Company with information requested by the Company and necessary to complete a Secondary Registration Statement in accordance with the requirements of the Securities Act (in which case any such deadline would be extended with respect to all Registrable Securities held by such Purchaser until such time as the Purchaser provides such requested information), it being understood that the failure of such Purchaser to timely provide such information to the Company shall not affect the rights of other Purchasers herein, and (ii) in no event shall the Company be obligated to pay any liquidated damages pursuant to this Section 6.5 to more than one Purchaser in respect of the same Shares or Warrant Shares for the same period of time or in an aggregate amount that exceeds 12.0% of the purchase price paid by the Purchasers for the Shares and Warrant Shares pursuant to this Agreement. Such payments shall be made to the Purchasers in cash.

6.6 No Piggyback on Registrations. Neither the Company nor any of its security holders (other than the Purchasers in such capacity pursuant hereto) may include securities of the Company in the Secondary Registration Statement other than the Registrable Securities. The Company shall not file any other registration statements, other than any registration statements on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or a remainder Registration Statement, prior to the Effective Date of the Secondary Registration Statement, provided, however, that this Section 6.6 shall not prohibit the Company from filing amendments to registration statements filed prior to the date of this Agreement.

SECTION 7. NO BROKER’S FEE.

Each of the Company and the Purchasers (on a several but not joint basis) hereby represents that no broker, investment banker, financial advisor or other individual, corporation, general or limited partnership, limited liability company, firm, joint venture, association, enterprise, joint securities company, trust, unincorporated organization or other entity is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated by this Agreement, other than fees payable by the Company to the Placement Agents, which will be paid by the Company. The Company agrees to indemnify each Purchaser for any claims, losses or expenses incurred by such Purchaser as a result of the Company’s representation in this Section 7 being untrue.

SECTION 8. COVENANTS.

8.1 Blue Sky Filings. The Company will take such action as the Company shall reasonably determine is necessary in order to obtain an exemption from, or to qualify the Securities for, sale to the Purchasers at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon the written request of any Purchaser. Notwithstanding the foregoing, the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

8.2 Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income taxes) that are required to be paid in connection with the issuance, sale and delivery of the Units to the Purchasers hereunder will be fully paid or provided for by the Company and all laws imposing such taxes will have been fully complied with and the Purchasers and their respective Affiliates shall have no obligation therefor.

8.3 Listing of Common Stock. The Company shall use its reasonable best efforts to maintain the Common Stock’s listing on the Trading Market and, in accordance therewith, will use reasonable best efforts to comply in all material respects with the Company’s reporting, filing and other obligations under the rules and regulations of Trading Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 8.3.

8.4 Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue the Warrant Shares that are issuable upon the exercise of the Warrants.

8.5 Equal Treatment of Purchasers. No consideration (including any modification of documents related hereto) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement or any documents related hereto unless the same consideration is also offered to all Purchasers hereunder. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class (subject to the proviso in the preceding sentence) and shall not in any way be construed as the Purchasers acting in concert or as a group (including a “group” within the meaning of Section 13(d)(3) of the Exchange Act) with respect to the purchase, disposition or voting of securities or otherwise. The Company does not have, and will not enter into, any agreement or understanding with any Purchaser that affords such Purchaser any rights or terms with respect to the transactions contemplated by this Agreement (including the exhibits hereto) that are more beneficial to such Purchaser than those afforded to all other Purchasers hereunder.

8.6 Pledge of Securities. The Company acknowledges and agrees that a Purchaser’s Securities may be pledged by a Purchaser in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Shares hereunder, and no Purchaser effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement; provided, however, that a Purchaser and its pledgee shall be required to comply with the provisions of this Agreement in order to effect a sale, transfer or assignment of Shares to such pledgee.

8.7 Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof and prior to the Closing, each reference this Agreement to a number of shares or a price per share shall be deemed to be amended to appropriately account for such event.

8.8 Subsequent Equity Sales.

(a) From the date hereof until the date that is 60 days after the date the Secondary Registration Statement is declared effective by the Commission, neither the Company nor any subsidiary shall issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock Equivalents.

(b) From the date hereof until the date that is 180 days after the date the Secondary Registration Statement is declared effective by the Commission, the Company shall not enter into a Variable Rate Transaction.

(c) Notwithstanding the foregoing, this Section 8.8 shall not apply in respect of an Exempt Issuance or an Exempt Filing.

8.9 Legend Removal. The Company shall, at its sole expense, upon appropriate notice from any Purchaser stating that Registrable Securities have been sold pursuant to an effective Secondary Registration Statement or Remainder Registration Statement, under Rule 144, or any other exemption from the registration requirements under the Securities Act, within the Standard Settlement Period of such notice if such notice is received before 5:00 p.m. on a Business Day (and if such notice is received after 5:00 p.m. Eastern time on a Business Day, within the Standard Settlement Period from the following Business Day), cause its transfer agent to timely prepare and deliver certificates or book-entry shares representing the Shares and Warrant Shares to be delivered to a transferee pursuant to such sale, which certificates or book-entry shares shall be free of any restrictive legends and in such denominations and registered in such names as such Purchaser may request. Further, the Company shall, at its sole expense, cause its legal counsel or other counsel satisfactory to the transfer agent: (i) while the Secondary Registration Statement or the Remainder Registration Statement is effective, to issue to the transfer agent a “blanket” legal opinion to allow sales without restriction pursuant to the effective Secondary Registration Statement or the Remainder Registration Statement, and (ii) provide all other opinions as may reasonably be required by the transfer agent in connection with the removal of legends. A Purchaser may request that the Company remove, and the Company agrees to authorize the removal of, any legend from such Shares and Warrant Shares, following the delivery by a Purchaser to the Company or the Company’s transfer agent of either a legended certificate representing such Shares and Warrant Shares or, if the Shares or Warrant Shares are issued in book-entry form, a written request for legend removal: (i) following any sale of such Shares or Warrant Shares pursuant to Rule 144 or any other applicable exemption from the registration requirements under the Securities Act, or (ii) following the time that the Secondary Registration Statement or the Remainder Registration Statement is declared effective. If a legend removal request is made pursuant to the foregoing, the Company will, no later than the Standard Settlement Period following the delivery by a Purchaser to the Company or the Company’s transfer agent of a legended certificate representing such Shares and Warrant Shares (or a request for legend removal, in the case of Shares or Warrant Shares issued in book-entry form), deliver or cause to be delivered to such Purchaser a certificate representing such Shares or Warrant Shares that is free from all restrictive legends or an equivalent book-entry position, as requested by the Purchaser. Certificates for Shares or Warrant Shares free from all restrictive legends may be transmitted by the Company’s transfer agent to a Purchaser by crediting the account of the Purchaser’s prime broker with the Depository Trust Company (“DTC”) as directed by such Purchaser. The Company warrants that the Shares or Warrant Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement. If a Purchaser effects a transfer of the Shares or Warrant Shares in accordance with Section 5.11, the Company shall permit the transfer and shall promptly instruct its transfer agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by such Purchaser to effect such transfer. Each Purchaser hereby agrees that the removal of the restrictive legend pursuant to this Section 8.9 is predicated upon the Company’s reliance that such Purchaser will sell any such Shares or Warrant Shares pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and such Purchaser shall deliver a certificate reasonably satisfactory to the Company to the foregoing effect. Prior to the Company and its transfer agent agreeing to a form of representation letter to be given in connection with any legend removal opinion, the Company shall allow each Purchaser to review such form and shall cooperate, reasonably and in good faith, and accept reasonable comments thereto from the Purchasers; provided, however, that in no event shall the Purchaser be required to agree to indemnify, defend or hold harmless any Person.

8.10 Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder to fund research and development of its product candidates, working capital and general corporate purposes.

8.11 Stockholder Approval.

(a) To the extent required under the applicable rules and regulations of The Nasdaq Capital Market (or any successor entity), the Company shall hold an annual or special meeting of stockholders (or seek stockholder approval by written consent if permitted under the Company’s Certificate of Incorporation, Bylaws, and applicable Law) on or prior to the date that is ninety (90) days following the Closing Date (the “Stockholder Approval Deadline”) for the purpose of obtaining Stockholder Approval, with the recommendation of the Company’s Board of Directors that such proposal be approved, and the Company shall solicit proxies from its stockholders in connection therewith in the same manner as all other management proposals in such proxy statement, and all management-appointed proxyholders shall vote their proxies in favor of such proposal. If the Company does not obtain Stockholder Approval at the first meeting, the Company shall call a meeting every ninety (90) days thereafter to seek Stockholder Approval until the earlier of (i) the Stockholder Approval Date or (ii) (A) with respect to the Series A Warrants, 18 months after the Closing Date and (B) with respect to the Series B Warrants, June 25, 2031. Each Purchaser, severally and not jointly, hereby agrees that, for so long as such Purchaser beneficially owns any Securities, such Purchaser shall appear at each stockholder meeting called for the purpose of obtaining Stockholder Approval (including any adjournment or postponement thereof), in person or by proxy.

SECTION 9. NOTICES.

All notices, requests, consents and other communications hereunder shall be in writing, shall be sent by confirmed facsimile or electronic mail, or mailed by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, and shall be deemed given when so sent in the case of facsimile or electronic mail transmission, or when so received in the case of mail or courier, and addressed as follows:

(a)	if to the Company, to:

CalciMedica, Inc.

505 Coast Boulevard South

Suite 307

La Jolla, CA, 92037

Attn: A. Rachel Leheny, Ph.D.

Email: rachel@calcimedica.com

with a copy to (which shall not constitute notice):

Cooley LLP

10265 Science Center Dr.

San Diego, CA 92121

Attn: Thomas A. Coll; Carlos A. Ramirez

Email: collta@cooley.com; cramirez@cooley.com

or to such other Person at such other place as the Company shall designate to the Purchasers in writing; and

(b) if to the Purchasers, to the applicable address set forth on such Purchaser’s signature page hereto or to such other Person at such other place as the Purchasers shall designate to the Company in writing.

SECTION 10. MISCELLANEOUS.

10.1 Waivers and Amendments. Neither this Agreement nor any provision hereof may be changed, waived, discharged, terminated, modified or amended except upon the written consent of the Company and, if prior to the Closing, Purchasers that have subscribed for at least 66.7% of the Securities to be issued hereunder, and, if after the Closing, Purchasers holding at least 66.7% of the Securities issued hereunder and then held by all Purchasers, in the case of any change, discharge, termination, modification, or of the party hereto against whom the waiver is to be effective, in the case of a waiver, provided, however, that (a) if any amendment or waiver disproportionately and adversely affects a Purchaser (or a subset of Purchasers) in any material respect, the consent of such disproportionately affected Purchaser (or each Purchaser within such subset of Purchasers) shall also be required and (b) the consent of each Purchaser shall be required for any change in the Purchase Price, any change in the type of security to be issued to Purchasers at Closing, or the amendment, modification or waiver of this Section 10.1, of Section 10.14, of Section 6, or of any of the closing conditions set forth in Sections 3.2(b)(i), 3.2(b)(iii) or 3.2(b)(v). No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. The failure of any party at any time to require another party’s performance of any obligation under this Agreement shall not affect the right subsequently to require performance of that obligation. Notwithstanding the foregoing or anything else herein to the contrary, no amendment, modification, alteration, change or waiver of this Section 10.1 shall be valid without the prior written consent of the Placement Agents, which consent may be granted or withheld in the sole discretion of the Placement Agents.

10.2 Headings; Interpretation. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement. The terms “hereof,” “herein,” “hereby” and derivative or similar words refer to this Agreement as a whole and not to any particular provision of this Agreement. Except when used together with the word “either” or otherwise for the purpose of identifying mutually exclusive alternatives, the term “or” has the inclusive meaning represented by the phrase “and/or.” All references in this Agreement to “dollars” or “$” shall mean United States dollars. Except where the context otherwise requires, wherever used the singular shall include the plural, the plural the singular, the use of any gender shall be applicable to all genders. The term “including” or “includes” means “including without limitation” or “includes without limitation.”

10.3 Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

10.4 Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Securities. The agreements and covenants contained herein shall survive for the applicable statute of limitations.

10.5 Governing Law; Jurisdiction. This Agreement shall be governed by and interpreted in accordance with the substantive laws of the State of New York, without regard to its or any other jurisdiction’s choice of law rules. Any and all disputes arising out of, concerning, or related to this Agreement, or to the interpretation, performance, breach or termination thereof shall be referred to and resolved by the federal courts located in New York, New York or, to the extent no such court does not have subject matter jurisdiction, the state courts of the State of New York located in New York, New York (the “Specified Courts”). Each of the parties hereto irrevocably and unconditionally submits to the exclusive jurisdiction of the Specified Courts, waives any objection to the laying of venue of any suit, action or proceeding brought in such courts and waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

10.6 Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party. Signatures to this Agreement transmitted by facsimile, by email in “portable document format” (“.pdf”), or by any other electronic means intended to preserve the original graphic and pictorial appearance of this Agreement shall have the same effect as physical delivery of the paper document bearing original signature.

10.7 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. None of the Purchasers may assign this Agreement or any rights or obligations hereunder, in whole or in part, without the prior written consent of the Company, such consent not to be unreasonably withheld, conditioned or delayed; provided, however, that a Purchaser may assign its rights and delegate its duties hereunder in whole or in part to an Affiliate or to a third party acquiring some or all of the Securities in a transaction complying with applicable securities laws without the prior written consent of the Company, provided, further, however, such assignee agrees in writing to be bound by the provisions hereof that apply to Purchasers. The Company may not assign this Agreement or any rights or obligations hereunder, in whole or in part, without the prior written consent of all Purchasers. Without limiting the generality of the foregoing, in the event that the Company is a party to a merger, consolidation, share exchange or similar business combination transaction in which the Common Stock is converted into the equity securities of another Person, from and after the effective time of such transaction, such Person shall, by virtue of such transaction, be deemed to have assumed the obligations of the Company hereunder, the term “Company” shall be deemed to refer to such Person and the term “Units,” “Shares”, “Series A Warrants,” “Series B Warrants”, “Pre-Funded Warrants”, or “Warrant Shares” shall be deemed to refer to the securities received by the Purchasers in exchange therefor in connection with such transaction. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective permitted successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

10.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and the Placement Agents and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 6.3 and this Section 10.8. Notwithstanding the foregoing, the Placement Agents shall be the third-party beneficiaries of the representations and warranties of the Company in Section 4 of this Agreement and the representations and warranties of the Purchasers in Section 5 of this Agreement. The parties further agree that the Placement Agents may rely on or, if the Placement Agents so request, be specifically named as an addressee of, the Opinion.

10.9 Entire Agreement. This Agreement and the other documents and instruments delivered pursuant hereto or thereto, including the exhibits and schedules hereto or thereto, constitute the full and entire understanding and agreement between the parties hereto with regard to the subjects hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof, provided, however, that any confidentiality agreement that the Company and any Purchaser may have entered into in contemplation of potentially entering into this Agreement, shall survive in accordance with its terms and provisions.

10.10 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement. The decision of each Purchaser to purchase Units pursuant to this Agreement has been made by such Purchaser independently of any other Purchaser. Nothing contained herein and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group (within the meaning of Section 13(d) of the Exchange Act or otherwise), or are deemed affiliates (as such term is defined under the Exchange Act) with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to independently protect and enforce its rights, including the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser acknowledges (i) that it is not relying upon any Person other than the Company and its officers and directors, in making its investment or decision to invest in the Company and (ii) no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Securities or enforcing its rights hereunder. Each Purchaser agrees that no Purchaser nor the respective controlling persons, officers, directors, partners, agents, or employees of any Purchaser shall be liable to any other Purchaser for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Securities. The Company acknowledges that each of the Purchasers has been provided with the same Agreement for the purpose of closing a transaction with multiple purchasers and not because it was required or requested to do so by any Purchaser. It is expressly understood that each provision contained in this Agreement is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

10.11 Payment of Fees and Expenses. Except as otherwise provided herein or in the other documents or instruments contemplated hereby, each of the Company and the Purchasers shall bear its own expenses and legal fees incurred on its behalf with respect to this Agreement and the transactions contemplated hereby. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

10.12 Further Actions. Each party hereto agrees to execute, acknowledge, and deliver such further instruments, and to do all such other acts, as may be reasonably necessary or appropriate in order to carry out the purposes and intent of this Agreement.

10.13 Securities Law Disclosure. By no later than 9:00 A.M., New York City time, on the Trading Day immediately following the Effective Date (provided, however, that, if this Agreement is executed between midnight and 9:00 A.M., New York City time on any Trading Day, no later than 9:01 A.M. on the Effective Date), the Company shall issue a press release and/or file a Current Report on Form 8-K with the Commission (the “Disclosure Document”) disclosing all material terms of the transactions contemplated by this Agreement; provided, however, that each of the Purchasers and Placement Agents shall be given a reasonable opportunity to review and comment on the disclosure contained in the Disclosure Document prior to issuance or filing. In addition, unless it has already done so by filing the Disclosure Document, on or before the fourth (4th) Business Day following the Effective Date, the Company shall file a Current Report on Form 8-K with the Commission disclosing all material terms of the transactions contemplated by this Agreement. From and after the issuance of the Disclosure Document, no Purchaser shall be in possession of any material non-public information received from the Company or from any other representative of the Company in connection with the transactions contemplated by this Agreement, except in the case of information that may have been provided pursuant to any confidentiality agreement between the Company and a Purchaser or agreement between the Placement Agents and such Purchaser. Except for the Disclosure Document and the Current Report on Form 8-K contemplated by this Section 10.13, all public announcements regarding this Agreement shall be issued only in accordance with Section 10.15.

10.14 Termination. This Agreement (i) shall be terminated automatically if the Closing has not been consummated on or prior to the fifth Business Day from the Effective Date, or (ii) may be terminated by a Purchaser (with respect to itself) if any of the conditions set forth in Section 3.2(a) or Section 3.2(b) shall have become incapable of fulfillment, and shall not have been waived by such Purchaser, provided, however, that no such termination will affect the right of any party to sue for any breach by the other party (or parties), and, upon such termination pursuant to this Section 10.14, any purchase price wired to the Company by a Purchaser shall be promptly returned to the Purchaser, but in no event later than the first Trading Day following such termination.

10.15 Public Announcement. The Company shall not publicly disclose the name of any Purchaser or investment adviser of any Purchaser, or include the name of any Purchaser or an Affiliate of any Purchaser without the prior written consent of such Purchaser (i) in any press release or marketing materials or (ii) in any filing with the Commission or any regulatory agency or Trading Market, except as required by U.S. federal securities law (A) in connection with any Secondary Registration Statement or the Remainder Registration Statement contemplated by this Agreement and (B) to the extent such disclosure is required by law, request of the Commission’s staff or Trading Market regulations, in which case the Company shall provide the Purchasers with prior written notice of and an opportunity to review such disclosure permitted under this subclause (ii).

10.16 Reliance by and Exculpation of Placement Agent.

(a) Each Purchaser agrees for the express benefit of the Placement Agents, their affiliates and their representatives that (i) it is not relying upon, and has not relied upon, any statement, representation or warranty made by the Placement Agents, any of their affiliates or any of their representatives, in making its investment or decision to invest in the Company, (ii) the Placement Agents are acting solely as placement agents in connection with the transactions contemplated hereby and are not acting as an underwriter, initial purchaser, dealer or in any other such capacity and are not and shall not be construed as a fiduciary for such Purchaser, (iii) the Placement Agents, their affiliates and representatives have not made, and will not make any representations or warranties with respect to the Company or the offer and sale of the Securities or any other matter concerning the Company or the transactions contemplated hereby, and the Purchaser will not rely on any statements made by the Placement Agents, orally or in writing, to the contrary, (iv) the Purchaser will be responsible for conducting its own due diligence investigation with respect to the Company and the offer and sale of the Securities, (v) the Purchaser will be purchasing Securities based on the results of its own due diligence investigation of the Company and the Placement Agents and each of its directors, officers, employees, representatives, and controlling persons have made no independent investigation with respect to the Company, the Securities, or the accuracy, completeness, or adequacy of any information supplied to the Purchaser by the Company, (vi) the Purchaser has negotiated the offer and sale of the Securities directly with the Company, and the Placement Agents will not be responsible for the ultimate success of any such investment and (vii) the decision to invest in the Company will involve a significant degree of risk, including a risk of total loss of such investment. Each Purchaser further represents and warrants to the Placement Agents that it, including any fund or funds that it manages or advises that participates in the offer and sale of the Securities, is permitted under its constitutive documents (including, without limitation, all limited partnership agreements, charters, bylaws, limited liability company agreements, all applicable side letters with investors, and similar documents) to make investments of the type contemplated by this Agreement. This Section 10.16 shall survive any termination of this Agreement.

(b) The Company agrees and acknowledges that the Placement Agents may rely on its representations, warranties, agreements and covenants contained in this Agreement and each Purchaser agrees that the Placement Agents may rely on such Purchaser’s representations and warranties contained in this Agreement as if such representations and warranties, as applicable, were made directly to the Placement Agents.

(c) Neither the Placement Agents nor any of their affiliates or representatives (1) shall be liable for any improper payment made in accordance with the information provided by the Company; (2) makes any representation or warranty, or has any responsibilities as to the validity, enforceability, accuracy, value or genuineness of any information, certificates or documentation delivered by or on behalf of the Company pursuant to this Agreement, the Pre-Funded Warrants, and the Warrants (collectively, the “Transaction Agreements”) or in connection with any of the transactions contemplated therein; or (3) shall be liable (x) for any action taken, suffered or omitted by any of them in good faith and reasonably believed to be authorized or within the discretion or rights or powers conferred upon it by the Transaction Agreements or (y) for anything which any of them may do or refrain from doing in connection with the Transaction Agreements, except in each case for such party’s own gross negligence or willful misconduct.

10.17 The Company agrees that the Placement Agents, their respective affiliates and their respective representatives shall be entitled to (1) rely on, and shall be protected in acting upon, any certificate, instrument, opinion, notice, letter or any other document or security delivered to any Placement Agent or any Purchaser by or on behalf of the Company, and (2) be indemnified by the Company for acting as a Placement Agent in accordance with the indemnification provisions set forth in the Placement Agent Agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be executed by their duly authorized representatives as of the day and year first above written.

COMPANY:

CALCIMEDICA, INC.

By:
Name:
Title:

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be executed by their duly authorized representatives as of the day and year first above written.

PURCHASER:

[____]

By:
Name:
Title:

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

SCHEDULE A

Purchasers

Purchaser Name and Address	Number of Units	Number of Shares	Number of shares of Common Stock underlying Pre-Funded Warrants	Number of shares of Common Stock underlying Series A Warrants	Number of shares of Common Stock underlying Series B Warrants	Aggregate Purchase Price of Securities[1]
[Name]	[•]	[•]	[•]	[•]	[•]	$[•]
[Name]	[•]	[•]	[•]	[•]	[•]	$[•]
[Name]	[•]	[•]	[•]	[•]	[•]	$[•]
[Name]	[•]	[•]	[•]	[•]	[•]	$[•]
[Name]	[•]	[•]	[•]	[•]	[•]	$[•]
[Name]	[•]	[•]	[•]	[•]	[•]	$[•]
[Name]	[•]	[•]	[•]	[•]	[•]	$[•]
[Name]	[•]	[•]	[•]	[•]	[•]	$[•]
[Name]	[•]	[•]	[•]	[•]	[•]	$[•]
[Name]	[•]	[•]	[•]	[•]	[•]	$[•]
[Name]	[•]	[•]	[•]	[•]	[•]	$[•]
[Name]	[•]	[•]	[•]	[•]	[•]	$[•]
[Name]	[•]	[•]	[•]	[•]	[•]	$[•]
[Name]	[•]	[•]	[•]	[•]	[•]	$[•]
[Name]	[•]	[•]	[•]	[•]	[•]	$[•]
Total	[•]	[•]	[•]	[•]	[•]	$[•]

[1]

For any Purchaser that is an officer, director, employee or consultant of the Company, the Purchase Price shall be adjusted, if necessary, to be the greater of $0.8033 or the “consolidated closing bid price” as of the Effective Date in compliance with Nasdaq Listing Rule 5635(c).

SCHEDULE B

Company Wire Instructions

SCHEDULE C

A. Rachel Leheny, Ph.D.

Michael J. Dunn

Stephen Bardin

Sudarshan Hebbar, M.D.

Eric W. Roberts

Kenneth A. Stauderman, Ph.D.

Alan Glicklich, M.D.

Fred Middleton

Frederic Guerard, Pharm.D.

Allan Shaw

Robert N. Wilson

EXHIBIT A

Form of Pre-Funded Warrant

EXHIBIT B

Form of Series A Warrant

EXHIBIT C

Form of Series B Warrant

EXHIBIT D

D&O Lock-up